================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                       ___________________________________

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): November 26, 2001

                            FRANKLIN RECEIVABLES LLC
                            ------------------------
             (Exact name of Registrant as Specified in its Charter)

          Delaware                               333-72180                           94-3301790
  ---------------------------------       --------------------------     ----------------------------------
   (State or Other Jurisdiction of         (Commission File Number)       (IRS Employer Identification No.)
        Incorporation)

               47 West 200 South, Suite 500, Salt Lake City, Utah                 84101
               --------------------------------------------------                 -----
                    (Address of Principal Executive Offices)                    (Zip Code)

                                 (801) 238-6700
             -----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

================================================================================

Item 5. Other Events.

        On December 13, 2001, the Registrant issued and sold $300,000,000 initial principal amount of Franklin Auto Trust 2001-2 Asset Backed Notes, Class A-l Notes, Class A-2 Notes, Class A-3 Notes and Class A-4 Notes (collectively, the "Notes") pursuant to an Indenture to be dated as of December 1, 2001, between Franklin Auto Trust 2001-1, as issuer, and The Bank of New York, as indenture trustee.

        In connection with the sale of the Notes, the Registrant and Salomon Smith Barney Inc. (the "Underwriter") furnished to prospective investors a prospectus supplement which disclosed certain pool information relating to the receivables (the "Receivables") in the Franklin Auto Trust 2001-2 Trust. The statistical information presented in the prospectus supplement was based on the Receivables as of the close of business on October 31, 2001 (the "Cutoff Date"). The Receivables have the following characteristics as of the Cutoff Date.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)   Not applicable.

         (b)   Not applicable.

         (c)   Exhibits.

                                Item 601(a) of Regulation S-K

Exhibit No.          Exhibit No.        Description

1                    99                 Pool Information as of the Cutoff Date

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         FRANKLIN RECEIVABLES LLC,


                                         By FRANKLIN CAPITAL CORPORATION,
                                         as managing member



                                         By:  /s/ Harold E. Miller, Jr.
                                              ----------------------------------
                                              Harold E. Miller, Jr.
                                              President and Chief Executive
                                              Officer
December 21, 2001

                                INDEX TO EXHIBITS
                                -----------------

Exhibit No.        Description
-----------        -----------

    99             Pool Information of Franklin

The Receivables have the following characteristics as of December 1, 2001 (the "Cutoff Date"):

Composition of the Receivables

     The composition of the receivables as of Cutoff Date is as follows:

 . Aggregate Outstanding
   Principal Balance ........    $300,000,000.79

 . Credit Quality as a
   Percentage of Aggregate
   Outstanding Principal
   Balance

   . prime ..................              44.10%

   . non-prime ..............              53.71%

   . sub-prime ..............               2.19%

 . Number of Receivables .....             18,251

 . Average Outstanding
   Principal Balance ........    $     16,437.46

 . Average Original Amount
   Financed .................    $     17,577.03

 . Weighted Average APR ......              12.61%

 . Weighted Average Original
   Term .....................       67.33 months

 . Weighted Average
   Remaining Term ...........       61.76 months

             Credit Quality of the Receivables as of the Cutoff Date

                                                             Weighted    Weighted
                       Aggregate                              Average     Average      Average      Average
                      Outstanding                  Weighted   Original   Remaining   Outstanding    Original
Class of               Principal       Number of   Average     Term        Term       Principal      Amount
Receivables(1)          Balance       Receivables    APR    (in months) (in months)    Balance      Financed
--------------       ---------------  ----------- --------- ----------  -----------  ------------  ---------
Prime .............  $132,275,482.35     7,776       9.66%       67.5        62.9     $17,010.74    $18,129.25
Non-Prime .........   161,144,226.18     9,930      14.74%       67.4        61.2      16,228.02     17,372.86
Sub-Prime .........     6,580,292.26       545      19.70%       61.8        52.8      12,073.93     13,417.95
                     ---------------    ------                   ----        ----     ----------    ----------
Total .............  $300,000,000.79    18,251      12.60%       67.3        61.8     $16,437.46    $17,577.03
                     ===============    ======      =====        ====        ====     ==========    ==========

----------
     (1) The Receivables have been allocated to the prime, non-prime and sub-prime categories based on Franklin Capital's underwriting criteria. There can be no assurance that greater percentages would not be classified as non-prime or sub-prime under criteria used by other auto lenders.

      Distribution by New and Used Financed Vehicles as of the Cutoff Date


                                                                                             Percentage of
                                                                       Aggregate               Aggregate
                                                                      Outstanding             Outstanding
                                                     Number of         Principal               Principal
                                                    Receivables         Balance                Balance(1)
                                                    -----------     ---------------           -----------
New ...........................................        5,894        $116,279,612.56              38.76%

Used ..........................................       12,357         183,720,388.23              61.24%
                                                      ------        ---------------             ------
          Total ...............................       18,251        $300,000,000.79             100.00%
                                                      ======        ===============             ======

----------

(1)      Percentages may not add to 100.00% because of rounding.

        Geographic Distribution of the Receivables as of the Cutoff Date

                                                                   Percentage of
                                              Aggregate              Aggregate
                                             Outstanding            Outstanding
                         Number of            Principal              Principal
State(1)                Receivables            Balance               Balance(3)
--------                -----------        ---------------         -------------

California ...........      6,687          $105,351,428.74               35.12%

Nevada ...............      5,611            93,394,452.70               31.13%

Arizona ..............      3,505            63,396,932.86               21.13%

Oregon ...............        794            12,262,954.63                4.09%

New Mexico ...........        627             9,563,810.82                3.19%

Washington ...........        324             4,870,065.95                1.62%

Utah .................        218             3,393,496.98                1.13%

Other(2) .............        485             7,766,858.11                2.59%
                           ------          ---------------              ------

          Total ......     18,251          $300,000,000.79              100.00%
                           ======          ===============              ======
----------

(1)      Based on billing addresses of the Obligors as of the Cutoff Date.
(2) Includes states with concentrations less than 1.00% by outstanding principal balance.
(3)      Percentages may not add to 100.00% because of rounding.

        Distribution by Outstanding Principal Balance of the Receivables
                              as of the Cutoff Date

                                                                                 Percentage of
                                                             Aggregate             Aggregate
                                                            Outstanding           Outstanding
Range of Outstanding                  Number of              Principal             Principal
Principal Balance                    Receivables              Balance              Balance(1)
--------------------                 -----------          ---------------        -------------
 $       0.00 to  $4,999.99 ........      319             $  1,150,623.89             0.38%

 $   5,000.00 to  $9,999.99 ........    2,352               19,012,601.07             6.34%

 $  10,000.00 to $14,999.99 ........    5,631               71,178,291.03            23.73%

 $  15,000.00 to $19,999.99 ........    5,151               89,287,356.09            29.76%

 $  20,000.00 to $24,999.99 ........    3,012               67,038,641.84            22.35%

 $  25,000.00 to $29,999.99 ........    1,227               33,194,120.64            11.06%

 $  30,000.00 and greater ..........      559               19,138,366.23             6.38%
                                       ------             ---------------           ------
          Total ....................   18,251             $300,000,000.79           100.00%
                                       ======             ===============           ======

----------

(1)      Percentages may not add to 100.00% because of rounding.

 Distribution by Annual Percentage Rate of the Receivables as of the Cutoff Date


                                                                           Percentage of
                                                        Aggregate            Aggregate
                                                       Outstanding          Outstanding
Range of Annual                        Number of         Principal           Principal
Percentage Rate                       Receivables        Balance             Balance(1)
---------------                       -----------     --------------       -------------

 6.49% to  6.99% ...............       563          $  9,179,437.26              3.06%

 7.00% to  7.99% ...............     1,407            23,968,817.63              7.99%

 8.00% to  8.99% ...............     1,532            27,295,604.66              9.10%

 9.00% to  9.99% ...............     1,863            33,661,196.81             11.22%

10.00% to 10.99% ...............     1,658            30,363,282.17             10.12%

11.00% to 11.99% ...............     1,377            24,856,054.97              8.29%

12.00% to 12.99% ...............     1,648            28,843,317.20              9.61%

13.00% to 13.99% ...............     1,502            25,663,627.06              8.55%

14.00% to 14.99% ...............     1,326            21,477,823.17              7.16%

15.00% to 15.99% ...............     1,244            19,667,565.10              6.56%

16.00% to 16.99% ...............     1,086            16,645,181.33              5.55%

17.00% to 17.99% ...............       726            10,339,647.21              3.45%

18.00% to 18.99% ...............       785            10,441,976.58              3.48%

19.00% to 19.99% ...............       517             6,689,481.87              2.23%

20.00% and greater .............     1,017            10,906,987.77              3.64%
                                    ------          ---------------            ------
          Total ................    18,251          $300,000,000.79            100.00%
                                    ======          ===============            ======

----------

(1)      Percentages may not add to 100.00% because of rounding.

     Distribution by Original Term of the Receivables as of the Cutoff Date


                                                                               Percentage of
                                                             Aggregate           Aggregate
                                                            Outstanding         Outstanding
                                         Number of           Principal           Principal
Range of Original Term                  Receivables           Balance            Balance(1)
----------------------                  -----------     --------------------   -------------
12 Months and under ...................        5           $     25,046.58            0.01%
13 to 24 Months .......................       76                424,057.98            0.14%
25 to 36 Months .......................      412              2,885,536.19            0.96%
37 to 48 Months .......................      933              8,795,892.16            2.93%
49 to 60 Months .......................    6,657             90,155,969.63           30.05%
61 to 72 Months .......................    9,812            188,497,988.64           62.83%
73 to 84 Months .......................      356              9,215,509.61            3.07%
                                          ------           ---------------
          Total .......................   18,251           $300,000,000.79          100.00%
                                          ======           ===============          ======

----------

(1)      Percentages may not add to 100.00% because of rounding.


    Distribution by Remaining Term of the Receivables as of the Cutoff Date


                                                                                  Percentage of
                                                               Aggregate            Aggregate
                                                              Outstanding          Outstanding
                                          Number of            Principal            Principal
Range of Remaining Term                  Receivables            Balance             Balance(1)
-----------------------                  -----------          -----------         -------------
12 Months and under ....................        19         $     59,068.55                0.02%

13 to 24 Months ........................       143              728,437.82                0.24%

25 to 36 Months ........................       558            4,176,382.70                1.39%

37 to 48 Months ........................     1,721           18,279,345.71                6.09%

49 to 60 Months ........................     6,899           98,759,511.96               32.92%

61 to 72 Months ........................     8,638          170,634,441.82               56.88%

73 to 84 Months ........................       273            7,362,812.23                2.45%
                                            ------         ---------------              ------

          Total ........................    18,251         $300,000,000.79              100.00%
                                            ======         ===============              ======

----------

(1)      Percentages may not add to 100.00% because of rounding.

                      WEIGHTED AVERAGE LIFE CONSIDERATIONS

     The rate of payment of principal of each Class of Notes will depend on the rate of payment (including prepayments) of the principal balance of the Receivables. As a result, final payment of any Class of Notes could occur significantly earlier than the Final Scheduled Distribution Date for such Class of Notes. Reinvestment risk associated with early payment of the Notes will be borne exclusively by the Noteholders.

     Prepayments on automotive receivables can be measured relative to a prepayment standard or model. The model used in this prospectus supplement, the absolute prepayment model ("ABS"), represents an assumed rate of prepayment each month relative to the original number of receivables in a pool of receivables. ABS further assumes that all the receivables are the same size and amortize at the same rate and that each receivable in each month of its life will either be paid as scheduled or be prepaid in full. For example, in a pool of receivables originally containing 10,000 receivables, a 1% ABS rate means that 100 receivables prepay each month. ABS does not purport to be a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of receivables, including the Receivables.

     The table captioned "Percent of Initial Note Principal Balance at Various ABS Percentages" (the "ABS Table") has been prepared on the basis of the following assumptions: (a) the Trust includes 5 pools of Receivables with the characteristics set forth in the following table; (b) the Receivables prepay in full at the specified constant percentage of ABS monthly, with no defaults, losses or repurchases; (c) each scheduled monthly payment on the Receivables is made on the last day of each month and each month has 30 days; (d) the initial principal amount of each Class of Notes is as set forth on the cover page hereof; (e) interest accrues during each Interest Period at the applicable Interest Rate; (f) payments on the Notes are made on the twentieth day of each month whether or not a Business Day; (g) the Notes are purchased on the Closing Date; (h) the scheduled monthly payment for each Receivable has been calculated on the basis of the assumed characteristics in the following table such that each Receivable will amortize in amounts sufficient to repay the principal balance of such Receivable by its indicated remaining term to maturity; (i) the first due date for each Receivable is in the month after the Cutoff Date; (j) the Cutoff Date is December 1, 2001; and (k) the Servicer does not exercise its option to purchase the Receivables.

                         Aggregate                                Remaining Term
                       Outstanding                   Seasoning     to Maturity
Pool                Principal Balance      APR      (in Months)    (in Months)
----                -----------------      ---      -----------    -----------
1...............    $    5,375,171.71    14.802%          10             30
2...............    $   20,909,182.29    15.921%          12             45
3...............    $  103,179,829.10    12.884%           8             56
4...............    $   85,848,660.49    12.654%           8             65
5...............    $   84,687,157.20    11.283%           4             71
       Total....    $  300,000,000.79    11.312%           7             62

     The ABS Table indicates, based on the assumptions set forth above, the percentages of the initial principal amount of each Class of Notes that would be outstanding after each of the Distribution Dates shown at various percentages of ABS and the corresponding weighted average lives of such Notes. The actual characteristics and performance of the Receivables will differ from the assumptions used in constructing the ABS Table. The assumptions used are hypothetical and have been provided only to give a general sense of how the principal cash flows might behave under varying prepayment scenarios. For example, it is very unlikely that the Receivables will prepay at a constant level of ABS until maturity or that all of the Receivables will prepay at the same level of ABS. Moreover, the diverse terms of Receivables could produce slower or faster principal distributions than indicated in the ABS Table at the various constant percentages of ABS specified, even if the original and remaining terms to maturity of the Receivables are as assumed. Any difference between such assumptions and the actual characteristics and performance of the Receivables, or actual prepayment experience, will affect the percentages of initial balances outstanding over time and the weighted average lives of each Class of Notes.

      Percent of Initial Note Principal Balance at Various ABS Percentages

                                             Class A-1 Notes (1)                   Class A-2 Notes (2)
Distribution Date                    0.50%     1.00%    1.50%     2.00%    0.50%     1.00%    1.50%     2.00%
Closing Date ...................   100.00    100.00   100.00    100.00    100.00   100.00    100.00   100.00
01/20/02 .......................    90.63     87.62    84.35     80.81    100.00   100.00    100.00   100.00
02/20/02 .......................    81.26     75.31    68.86     61.86    100.00   100.00    100.00   100.00
03/20/02 .......................    71.89     63.08    53.53     43.16    100.00   100.00    100.00   100.00
04/20/02 .......................    62.52     50.92    38.36     24.71    100.00   100.00    100.00   100.00
05/20/02 .......................    53.15     38.84    23.35      6.51    100.00   100.00    100.00   100.00
06/20/02 .......................    43.78     26.84     8.51      0.00    100.00   100.00    100.00    91.57
07/20/02 .......................    34.41     14.92     0.00      0.00    100.00   100.00     95.45    78.53
08/20/02 .......................    25.04      3.09     0.00      0.00    100.00   100.00     84.74    65.69
09/20/02 .......................    15.67      0.00     0.00      0.00    100.00    93.61     74.17    53.05
10/20/02 .......................     6.31      0.00     0.00      0.00    100.00    85.00     63.73    40.61
11/20/02 .......................     0.00      0.00     0.00      0.00     97.74    76.45     53.42    28.39
12/20/02 .......................     0.00      0.00     0.00      0.00     90.83    67.98     43.25    16.38
01/20/03 .......................     0.00      0.00     0.00      0.00     83.93    59.57     33.22     4.59
02/20/03 .......................     0.00      0.00     0.00      0.00     77.02    51.22     23.33     0.00
03/20/03 .......................     0.00      0.00     0.00      0.00     70.12    42.96     13.58     0.00
04/20/03 .......................     0.00      0.00     0.00      0.00     63.22    34.76      3.98     0.00
05/20/03 .......................     0.00      0.00     0.00      0.00     56.32    26.63      0.00     0.00
06/20/03 .......................     0.00      0.00     0.00      0.00     49.43    18.58      0.00     0.00
07/20/03 .......................     0.00      0.00     0.00      0.00     42.54    10.61      0.00     0.00
08/20/03 .......................     0.00      0.00     0.00      0.00     35.66     2.72      0.00     0.00
09/20/03 .......................     0.00      0.00     0.00      0.00     28.78     0.00      0.00     0.00
10/20/03 .......................     0.00      0.00     0.00      0.00     21.91     0.00      0.00     0.00
11/20/03 .......................     0.00      0.00     0.00      0.00     15.04     0.00      0.00     0.00
12/20/03 .......................     0.00      0.00     0.00      0.00      8.19     0.00      0.00     0.00
01/20/04 .......................     0.00      0.00     0.00      0.00      1.33     0.00      0.00     0.00
02/20/04 .......................     0.00      0.00     0.00      0.00      0.00     0.00      0.00     0.00
03/20/04 .......................     0.00      0.00     0.00      0.00      0.00     0.00      0.00     0.00
04/20/04 .......................     0.00      0.00     0.00      0.00      0.00     0.00      0.00     0.00
05/20/04 .......................     0.00      0.00     0.00      0.00      0.00     0.00      0.00     0.00
06/20/04 .......................     0.00      0.00     0.00      0.00      0.00     0.00      0.00     0.00
07/20/04 .......................     0.00      0.00     0.00      0.00      0.00     0.00      0.00     0.00
08/20/04 .......................     0.00      0.00     0.00      0.00      0.00     0.00      0.00     0.00
09/20/04 .......................     0.00      0.00     0.00      0.00      0.00     0.00      0.00     0.00
10/20/04 .......................     0.00      0.00     0.00      0.00      0.00     0.00      0.00     0.00
11/20/04 .......................     0.00      0.00     0.00      0.00      0.00     0.00      0.00     0.00
12/20/04 .......................     0.00      0.00     0.00      0.00      0.00     0.00      0.00     0.00
01/20/05 .......................     0.00      0.00     0.00      0.00      0.00     0.00      0.00     0.00
02/20/05 .......................     0.00      0.00     0.00      0.00      0.00     0.00      0.00     0.00
03/20/05 .......................     0.00      0.00     0.00      0.00      0.00     0.00      0.00     0.00
04/20/05 .......................     0.00      0.00     0.00      0.00      0.00     0.00      0.00     0.00
05/20/05 .......................     0.00      0.00     0.00      0.00      0.00     0.00      0.00     0.00
06/20/05 .......................     0.00      0.00     0.00      0.00      0.00     0.00      0.00     0.00
07/20/05 .......................     0.00      0.00     0.00      0.00      0.00     0.00      0.00     0.00
08/20/05 .......................     0.00      0.00     0.00      0.00      0.00     0.00      0.00     0.00
09/20/05 .......................     0.00      0.00     0.00      0.00      0.00     0.00      0.00     0.00
10/20/05 .......................     0.00      0.00     0.00      0.00      0.00     0.00      0.00     0.00
11/20/05 .......................     0.00      0.00     0.00      0.00      0.00     0.00      0.00     0.00
12/20/05 .......................     0.00      0.00     0.00      0.00      0.00     0.00      0.00     0.00
01/20/06 .......................     0.00      0.00     0.00      0.00      0.00     0.00      0.00     0.00
02/20/06 .......................     0.00      0.00     0.00      0.00      0.00     0.00      0.00     0.00
03/20/06 .......................     0.00      0.00     0.00      0.00      0.00     0.00      0.00     0.00
04/20/06 .......................     0.00      0.00     0.00      0.00      0.00     0.00      0.00     0.00
05/20/06 .......................     0.00      0.00     0.00      0.00      0.00     0.00      0.00     0.00
06/20/06 .......................     0.00      0.00     0.00      0.00      0.00     0.00      0.00     0.00
07/20/06 .......................     0.00      0.00     0.00      0.00      0.00     0.00      0.00     0.00
08/20/06 .......................     0.00      0.00     0.00      0.00      0.00     0.00      0.00     0.00
09/20/06 .......................     0.00      0.00     0.00      0.00      0.00     0.00      0.00     0.00
10/20/06 .......................     0.00      0.00     0.00      0.00      0.00     0.00      0.00     0.00
11/20/06 .......................     0.00      0.00     0.00      0.00      0.00     0.00      0.00     0.00
12/20/06 .......................     0.00      0.00     0.00      0.00      0.00     0.00      0.00     0.00
01/20/07 .......................     0.00      0.00     0.00      0.00      0.00     0.00      0.00     0.00
02/20/07 .......................     0.00      0.00     0.00      0.00      0.00     0.00      0.00     0.00
03/20/07 .......................     0.00      0.00     0.00      0.00      0.00     0.00      0.00     0.00
04/20/07 .......................     0.00      0.00     0.00      0.00      0.00     0.00      0.00     0.00
05/20/07 .......................     0.00      0.00     0.00      0.00      0.00     0.00      0.00     0.00
06/20/07 .......................     0.00      0.00     0.00      0.00      0.00     0.00      0.00     0.00
07/20/07 .......................     0.00      0.00     0.00      0.00      0.00     0.00      0.00     0.00
08/20/07 .......................     0.00      0.00     0.00      0.00      0.00     0.00      0.00     0.00
09/20/07 .......................     0.00      0.00     0.00      0.00      0.00     0.00      0.00     0.00
10/20/07 .......................     0.00      0.00     0.00      0.00      0.00     0.00      0.00     0.00

Weighted Average Life to
Maturity (Years) (5)(6) ........     0.51      0.40     0.33      0.28      1.55     1.24      1.01     0.83

                Percent of Initial Note Principal Balance at Various ABS Percentages
                                            Class A-3 Notes (3)                   Class A-4 Notes (4)
Distribution Date                    0.50%    1.00%     1.50%    2.00%     0.50%    1.00%     1.50%    2.00%
Closing Date ....................   100.00   100.00    100.00   100.00    100.00   100.00    100.00   100.00
01/20/02 ........................   100.00   100.00    100.00   100.00    100.00   100.00    100.00   100.00
02/20/02 ........................   100.00   100.00    100.00   100.00    100.00   100.00    100.00   100.00
03/20/02 ........................   100.00   100.00    100.00   100.00    100.00   100.00    100.00   100.00
04/20/02 ........................   100.00   100.00    100.00   100.00    100.00   100.00    100.00   100.00
05/20/02 ........................   100.00   100.00    100.00   100.00    100.00   100.00    100.00   100.00
06/20/02 ........................   100.00   100.00    100.00   100.00    100.00   100.00    100.00   100.00
07/20/02 ........................   100.00   100.00    100.00   100.00    100.00   100.00    100.00   100.00
08/20/02 ........................   100.00   100.00    100.00   100.00    100.00   100.00    100.00   100.00
09/20/02 ........................   100.00   100.00    100.00   100.00    100.00   100.00    100.00   100.00
10/20/02 ........................   100.00   100.00    100.00   100.00    100.00   100.00    100.00   100.00
11/20/02 ........................   100.00   100.00    100.00   100.00    100.00   100.00    100.00   100.00
12/20/02 ........................   100.00   100.00    100.00   100.00    100.00   100.00    100.00   100.00
01/20/03 ........................   100.00   100.00    100.00   100.00    100.00   100.00    100.00   100.00
02/20/03 ........................   100.00   100.00    100.00    94.28    100.00   100.00    100.00   100.00
03/20/03 ........................   100.00   100.00    100.00    85.00    100.00   100.00    100.00   100.00
04/20/03 ........................   100.00   100.00    100.00    75.90    100.00   100.00    100.00   100.00
05/20/03 ........................   100.00   100.00     95.52    66.98    100.00   100.00    100.00   100.00
06/20/03 ........................   100.00   100.00     87.91    58.27    100.00   100.00    100.00   100.00
07/20/03 ........................   100.00   100.00     80.43    49.75    100.00   100.00    100.00   100.00
08/20/03 ........................   100.00   100.00     73.07    41.43    100.00   100.00    100.00   100.00
09/20/03 ........................   100.00    95.83     65.85    33.31    100.00   100.00    100.00   100.00
10/20/03 ........................   100.00    89.49     58.76    25.41    100.00   100.00    100.00   100.00
11/20/03 ........................   100.00    83.23     51.81    17.71    100.00   100.00    100.00   100.00
12/20/03 ........................   100.00    77.04     44.99    10.22    100.00   100.00    100.00   100.00
01/20/04 ........................   100.00    70.91     38.31     2.96    100.00   100.00    100.00   100.00
02/20/04 ........................    95.49    64.86     31.78     0.00    100.00   100.00    100.00    95.32
03/20/04 ........................    89.89    58.88     25.40     0.00    100.00   100.00    100.00    87.52
04/20/04 ........................    84.30    52.97     19.16     0.00    100.00   100.00    100.00    79.98
05/20/04 ........................    78.71    47.14     13.07     0.00    100.00   100.00    100.00    72.70
06/20/04 ........................    73.13    41.39      7.14     0.00    100.00   100.00    100.00    65.70
07/20/04 ........................    67.76    35.87      1.47     0.00    100.00   100.00    100.00    59.03
08/20/04 ........................    62.40    30.43      0.00     0.00    100.00   100.00     95.36    52.63
09/20/04 ........................    57.04    25.06      0.00     0.00    100.00   100.00     89.22    46.49
10/20/04 ........................    51.69    19.78      0.00     0.00    100.00   100.00     83.26    40.64
11/20/04 ........................    46.36    14.58      0.00     0.00    100.00   100.00     77.48     0.00
12/20/04 ........................    41.03     9.46      0.00     0.00    100.00   100.00     71.89     0.00
01/20/05 ........................    35.71     4.42      0.00     0.00    100.00   100.00     66.49     0.00
02/20/05 ........................    30.40     0.00      0.00     0.00    100.00    99.39     61.27     0.00
03/20/05 ........................    25.10     0.00      0.00     0.00    100.00    93.83     56.26     0.00
04/20/05 ........................    19.82     0.00      0.00     0.00    100.00    88.36     51.44     0.00
05/20/05 ........................    14.54     0.00      0.00     0.00    100.00    83.00     46.82     0.00
06/20/05 ........................     9.28     0.00      0.00     0.00    100.00    77.74     42.41     0.00
07/20/05 ........................     4.03     0.00      0.00     0.00    100.00    72.59     38.20     0.00
08/20/05 ........................     0.00     0.00      0.00     0.00     98.61    67.55      0.00     0.00
09/20/05 ........................     0.00     0.00      0.00     0.00     92.63    62.63      0.00     0.00
10/20/05 ........................     0.00     0.00      0.00     0.00     87.26    58.18      0.00     0.00
11/20/05 ........................     0.00     0.00      0.00     0.00     81.90    53.84      0.00     0.00
12/20/05 ........................     0.00     0.00      0.00     0.00     76.56    49.60      0.00     0.00
01/20/06 ........................     0.00     0.00      0.00     0.00     71.23    45.47      0.00     0.00
02/20/06 ........................     0.00     0.00      0.00     0.00     65.92    41.45      0.00     0.00
03/20/06 ........................     0.00     0.00      0.00     0.00     60.63     0.00      0.00     0.00
04/20/06 ........................     0.00     0.00      0.00     0.00     55.36     0.00      0.00     0.00
05/20/06 ........................     0.00     0.00      0.00     0.00     50.11     0.00      0.00     0.00
06/20/06 ........................     0.00     0.00      0.00     0.00     44.87     0.00      0.00     0.00
07/20/06 ........................     0.00     0.00      0.00     0.00     39.66     0.00      0.00     0.00
08/20/06 ........................     0.00     0.00      0.00     0.00      0.00     0.00      0.00     0.00
09/20/06 ........................     0.00     0.00      0.00     0.00      0.00     0.00      0.00     0.00
10/20/06 ........................     0.00     0.00      0.00     0.00      0.00     0.00      0.00     0.00
11/20/06 ........................     0.00     0.00      0.00     0.00      0.00     0.00      0.00     0.00
12/20/06 ........................     0.00     0.00      0.00     0.00      0.00     0.00      0.00     0.00
01/20/07 ........................     0.00     0.00      0.00     0.00      0.00     0.00      0.00     0.00
02/20/07 ........................     0.00     0.00      0.00     0.00      0.00     0.00      0.00     0.00
03/20/07 ........................     0.00     0.00      0.00     0.00      0.00     0.00      0.00     0.00
04/20/07 ........................     0.00     0.00      0.00     0.00      0.00     0.00      0.00     0.00
05/20/07 ........................     0.00     0.00      0.00     0.00      0.00     0.00      0.00     0.00
06/20/07 ........................     0.00     0.00      0.00     0.00      0.00     0.00      0.00     0.00
07/20/07 ........................     0.00     0.00      0.00     0.00      0.00     0.00      0.00     0.00
08/20/07 ........................     0.00     0.00      0.00     0.00      0.00     0.00      0.00     0.00
09/20/07 ........................     0.00     0.00      0.00     0.00      0.00     0.00      0.00     0.00
10/20/07 ........................     0.00     0.00      0.00     0.00      0.00     0.00      0.00     0.00
Weighted Average Life to
Maturity (Years) (5)(6) .........     2.91     2.45      2.01     1.65      4.56     4.15      3.52     2.81
Weighted Average Life to Call
(Years) (5)(7) ..................     2.91     2.45      2.01     1.65      4.36     3.92      3.33     2.68
Month of Optional Purchase (7) ..      N/A      N/A       N/A      N/A     08/06    03/06     08/05    11/04

----------
(1) The Class A-1 Final Scheduled Distribution Date is the December 20, 2002 Distribution Date; payment of interest and principal in full of the Class A-1 Notes on such date is guaranteed by the Note Policy.

(2) The Class A-2 Final Scheduled Distribution Date is the August 20, 2004 Distribution Date; payment of interest and principal in full of the Class A-2 Notes on such date is guaranteed by the Note Policy.

(3) The Class A-3 Final Scheduled Distribution Date is the February 20, 2006 Distribution Date; payment of interest and principal in full of the Class A-3 Notes on such date is guaranteed by the Note Policy.

(4) The Class A-4 Final Scheduled Distribution Date is the July 20, 2009 Distribution Date; payment of interest and principal in full of the Class A-4 Notes on such date is guaranteed by the Note Policy.

(5) The weighted average life of the Notes is determined by (a) multiplying the amount of each principal payment on a note by the number of years from the date of the issuance of the note to the related Distribution Date, (b) adding the results and (c) dividing the sum by the related initial principal amount of the note.

(6) This calculation assumes that the Servicer does not exercise its option to purchase the Receivables.

(7) This calculation assumes that the Servicer exercises its option to purchase the Receivables.